SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K
                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) AUGUST 31, 2000
                                                         ---------------

                         FRANKLIN ELECTRIC CO., INC.
                         ---------------------------
            (Exact name of registrant as specified in its charter)

         Indiana                       0-362                  35-0827455
         -------                       -----                  ----------
(State or other jurisdiction       (Commission            (I.R.S. Employer
    of incorporation)              File Number)          Identification No.)

       400 East Spring Street
         Bluffton, Indiana                                     46714
         -----------------                                     -----
(Address of Principal Executive Offices)                     (Zip Code)

                              (219) 824-2900
                              --------------
              (Registrant's telephone number, including area code)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

On August 31, 2000, the Registrant acquired all of the outstanding shares of capital stock of EBW, Inc. and Advanced Polymer Technology, Inc. (the "Companies"), manufacturers of petroleum industry equipment. The Registrant paid to the selling shareholders of the Companies an aggregate of $20.3 million at the closing date, consisting of $10.3 million in cash and the issuance of $10.0 million of the Registrant's common stock (154,247 shares). The Registrant may pay additional consideration contingent on the future earnings performance of the Companies through December 31, 2003.





                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Franklin Electric Co., Inc.
                                    ---------------------------
                                           (Registrant)




Date   September 13, 2000        By   /s/  Gregg C. Sengstack
       ------------------            ---------------------------
                                   Gregg C. Sengstack
                                   Vice President and
                                   Chief Financial Officer